Filed Pursuant to 497(a)

File No. 333-229337

Rule 482ad

Oxford Square Capital Corp. Announces Offering of Notes and BBB Investment Grade Rating of the Notes by Egan-Jones Ratings Company

GREENWICH, CT – 05/13/2021 – Oxford Square Capital Corp. (NasdaqGS: OXSQ) (NasdaqGS: OXSQL) (NasdaqGS: OXSQZ) (the “Company”) announced the commencement of a registered public offering of Notes (the “Notes”). The public offering price and other terms of the Notes are to be determined by negotiations between the Company and the underwriters. The Company also plans to grant the underwriters a 30-day option to purchase additional Notes on the same terms and conditions to cover over-allotments, if any. The Company also announced that the Notes received an investment grade rating of “BBB”* from Egan-Jones Ratings Company (“Egan-Jones”), an independent, unaffiliated rating agency.

Egan-Jones is a Nationally Recognized Statistical Rating Organization (NRSRO) and is recognized by the National Association of Insurance Commissioners (NAIC) as a Credit Rating Provider (CRP). Egan-Jones is also certified by the European Securities and Markets Authority (ESMA).

The Notes are expected to be listed on the NASDAQ Global Select Market and to trade thereon within 30 days of the original issue date.

The Company expects to use the net proceeds from this offering to primarily fund investments in debt securities and CLO investments in accordance with its investment objective and for other general corporate purposes.

Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc. and William Blair & Company, L.L.C. are acting as joint book-running managers. Compass Point Research & Trading, LLC, Incapital LLC and National Securities Corporation are acting as lead managers.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 640 Fifth Ave, 4th Floor, New York, NY 10019, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); B. Riley Securities, Inc., Attn: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, VA 22209 or by e-mailing prospectuses@brileyfin.com (or by calling (800) 846-5050); William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago IL 60606, or by telephone at 1-800-621-0687 or email at prospectus@williamblair.com; Compass Point Research & Trading, LLC, 1055 Thomas Jefferson Street NW, Suite 303 Washington, D.C. 20007, or email at syndicate@compasspointllc.com; Incapital LLC, Attn: Syndicate Department, 1800 N Military Trail, Suite 400, Boca Raton, FL 33431, or by emailing prospectus_requests@incapital.com (telephone number 1-800-327-1546); and National Securities Corporation, Attention: Adrian Adderley, 200 Vesey Street, 25th Floor, New York, New York 10281, telephone: (561) 981-1074 or by email at prospectusrequest@nationalsecurities.com. The preliminary prospectus supplement, dated May 13, 2021, and accompanying prospectus, dated May 13, 2020, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

About Oxford Square Capital Corp.

Oxford Square Capital Corp. is a publicly-traded business development company principally investing in syndicated bank loans and debt and equity tranches of collateralized loan obligation (“CLO”) vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on the Company’s business, its portfolio companies, its industry and the global economy. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Bruce Rubin

203-983-5280